Exhibit 10.1

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of December 22, 2005, between PINNACLE ENTERTAINMENT, INC., a Delaware corporation (the “Borrower”) and LEHMAN COMMERCIAL PAPER INC., as administrative agent (the “Administrative Agent”) and consented to by the Lenders (as defined in the Credit Agreement referred to below) which execute a Lender Consent (as defined below).

Recitals

Whereas, the Borrower, the Lenders, and the Administrative Agent have entered into that certain Second Amended and Restated Credit Agreement dated as of December 14, 2005 (as amended, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Any terms defined in the Credit Agreement and not defined in this Amendment are used herein as defined in the Credit Agreement;

Whereas, the Borrower has notified the Administrative Agent that a certain provision of the Credit Agreement be modified as specified herein; and

Whereas, the Required Lenders, the Issuing Lender and the Administrative Agent are willing to agree to the amendment to the Credit Agreement requested by the Borrower, on the terms and conditions set forth in this Amendment;

Now Therefore, in consideration of the premises and the mutual agreements set forth herein, the Borrower, the Required Lenders, the Issuing Lender and the Administrative Agent agree as follows:

1. AMENDMENT TO CREDIT AGREEMENT. Subject to the conditions and upon the terms set forth in this Amendment and in reliance on the representations and warranties of the Borrower set forth in this Amendment, the Credit Agreement is hereby amended as follows:

1.1 Amendment to Section 1. The definition of “L/C Commitment” in Section 1.1 of the Credit Agreement shall be amended by deleting $50,000,000 and replacing it with $75,000,000.

2. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. In order to induce the Administrative Agent to enter into this Amendment and the Required Lenders and the Issuing Lender to execute the Lender Consents, the Borrower represents and warrants to each Lender and the Administrative Agent that:

2.1 Organizational Power; Authorization; Enforceable Obligations. Each Loan Party has the organizational power and authority, and the legal right, to make, deliver and perform this Amendment, and, as applicable, the Consent of Guarantors in the form of Exhibit A attached hereto (the “Consent”). Each Loan Party has taken all necessary corporate or other action to authorize the execution, delivery, and performance of this Amendment and the Consent, and the performance of the Loan Documents as modified by this Amendment. No consent or authorization of, filing with, notice to, or other act by or in respect of, any Governmental Authority or any other Person, is required in connection with the execution, delivery, performance, validity, or enforceability of this Amendment, the Consent, and the Loan Documents as modified by this Amendment. This Amendment and the Consent have each been duly executed and delivered on behalf of each Loan Party that is a party thereto. This

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Amendment, the Consent, and the Loan Documents, as amended by this Amendment, constitute a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

2.2 No Legal Bar. The execution, delivery and performance of this Amendment, the Consent and the Loan Documents, as modified by this Amendment, will not violate in any material respect any Requirement of Law or any Contractual Obligation of the Borrower or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents). No Requirement of Law or Contractual Obligation applicable to the Borrower or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.

2.3 No Default. After giving effect to this Amendment, no event has occurred and is continuing or will result from, the execution and delivery of this Amendment or the Consent that would constitute a Default or an Event of Default.

2.4 Representations and Warranties. After giving effect to this Amendment, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of the Effective Date (as defined below).

3. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment, and the consents and approvals contained herein, shall be effective on the date (the “Effective Date”) when each of the following conditions has been satisfied:

3.1 Execution of Amendment. The Borrower and the Administrative Agent shall have executed and delivered this Amendment to the Administrative Agent.

3.2 Execution of Lender Consents. The Lender Consents shall have been executed and delivered to the Administrative Agent by the Issuing Lender and the Lenders constituting Required Lenders.

3.3 Execution of Consent. Each of the Guarantors shall have executed and delivered the Consent to the Administrative Agent.

3.4 Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Effective Date as if made on and as of such date after giving effect to this Amendment.

3.5 No Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the Effective Date.

3.6 Delivery of Documents. The Administrative Agent shall have received such documents as the Administrative Agent may reasonably request in connection with this Amendment.

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4. EFFECT OF AMENDMENT; RATIFICATION. This Amendment is a Loan Document. From and after the date on which this Amendment becomes effective, all references in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as expressly amended hereby or waived herein, the Credit Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect, and all terms and provisions thereof are hereby ratified and confirmed.

5. BORROWER CONFIRMATION. The Borrower confirms that as amended hereby, each of the Loan Documents is in full force and effect, and that none of the Loan Parties has any defenses, setoffs or counterclaims to its Obligations.

6. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

7. NO WAIVER. Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment does not constitute a waiver of any Default or Event of Default, amend or modify any provision of any Loan Document or constitute a course of dealing or any other basis for altering the Obligations of any Loan Party.

8. INTEGRATION. This Amendment represents the entire agreement of the parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein.

9. CAPTIONS. The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof.

10. COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Administrative Agent.

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IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment as of the date set forth above.

BORROWER:

PINNACLE ENTERTAINMENT, INC., a Delaware corporation,

By:	/s/ S. H. Capp
Name: Steve H. Capp
Title: EVP & CFO

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ADMINISTRATIVE AGENT:

LEHMAN COMMERCIAL PAPER INC.

By:	/s/ LRP
Name: Laurie R. Perper
Title: SVP

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Exhibit A

CONSENT OF GUARANTORS

Each of the undersigned is a Guarantor of the Obligations of the Borrower under the Credit Agreement and hereby (a) consents to the foregoing Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and the Guaranties continue in full force and effect, and (c) ratifies its Guaranty and each of the Loan Documents to which it is a party.

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this CONSENT OF GUARANTORS as of the 22nd day of December, 2005.

BILOXI CASINO CORP., a Mississippi corporation

CASINO MAGIC CORP., a Minnesota corporation

CASINO ONE CORPORATION, a Mississippi corporation

HP/COMPTON, INC., a California corporation

PNK (BOSSIER CITY), INC., a Louisiana corporation

ST. LOUIS CASINO CORP., a Missouri corporation

By:	/s/ S. H. Capp
Name:	Steve H. Capp
Title:	EVP & CFO

BELTERRA RESORT INDIANA, LLC, a Nevada limited liability company

By:	Pinnacle Entertainment, Inc,
its sole member

	By:	/s/ S. H. Capp
	Name:	Steve H. Capp
	Title:	EVP & CFO

BOOMTOWN, LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc,
its sole member

	By:	/s/ S. H. Capp
	Name:	Steve H. Capp
	Title:	EVP & CFO

CRYSTAL PARK HOTEL AND CASINO DEVELOPMENT COMPANY, LLC, a California limited liability company

By:	HP/Compton, Inc.,
its sole member and manager

	By:	/s/ S. H. Capp
	Name:	Steve H. Capp
	Title:	EVP & CFO

OGLE HAUS, LLC, an Indiana limited liability company

By:	Belterra Resort Indiana, LLC,
its sole member

	By:	Pinnacle Entertainment, Inc.
its sole member

		By:	/s/ S. H. Capp
		Name:	Steve H. Capp
		Title:	EVP & CFO

PNK (LAKE CHARLES), L.L.C., a Louisiana limited liability company

By:	Pinnacle Entertainment, Inc.,
its sole member and manager

	By:	/s/ S. H. Capp
	Name:	Steve H. Capp
	Title:	EVP & CFO

LOUISIANA-I GAMING, a Louisiana partnership in Commendam

By:	Boomtown, LLC.,
its General Partner

	By:	Pinnacle Entertainment, Inc.,
its sole member

	By:	/s/ S. H. Capp
	Name:	Steve H. Capp
	Title:	EVP & CFO

PNK (RENO), LLC, a Nevada limited liability company

By:	Pinnacle Entertainment, Inc,
its sole member

	By:	/s/ S. H. Capp
	Name:	Steve H. Capp
	Title:	EVP & CFO

PNK (ES), LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc,
its sole member

	By:	/s/ S. H. Capp
	Name:	Steve H. Capp
	Title:	EVP & CFO

PNK (ST. LOUIS RE), LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc,
its sole member

	By:	/s/ S. H. Capp
	Name:	Steve H. Capp
	Title:	EVP & CFO

PNK (ST. LOUIS 4S), LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc,
its sole member

	By:	/s/ S. H. Capp
	Name:	Steve H. Capp
	Title:	EVP & CFO

PNK (CHILE 1), LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc,
its sole member

	By:	/s/ S. H. Capp
	Name:	Steve H. Capp
	Title:	EVP & CFO

PNK (CHILE 2), LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc,
its sole member

	By:	/s/ S. H. Capp
	Name:	Steve H. Capp
	Title:	EVP & CFO

Exhibit B

LENDER CONSENT

Reference is made to the First Amendment to the Second Amended and Restated Credit Agreement, dated as of December 22, 2005 (the “First Amendment”), between PINNACLE ENTERTAINMENT, INC., a Delaware corporation (the “Borrower”) and LEHMAN BROTHERS INC., as administrative agent and consented to by the Lenders which execute a Lender Consent. Unless otherwise defined herein, terms defined in the First Amendment and used herein shall have the meanings given to them in the First Amendment.

Upon execution and delivery of this Lender Consent by the Lender signatory hereto, the undersigned hereby consents to and agrees to be bound by the provisions of the First Amendment.

THIS LENDER CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

[Signature page to follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Lender Consent to be duly executed and delivered by their proper and duly authorized officers as of this      day of December, 2005.

[NAME OF LENDER]

By:
Name:
Title:

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